EXHIBIT 99

                CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     The undersigned executive officers of the Registrant hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                   By: /s/ Thomas A. Vann
                                       ------------------
                                       Name:  Thomas A. Vann
                                       Title: President and Chief
                                              Executive Officer


                                   By: /s/ William A. Wall
                                       ------------------
                                       Name:  William A. Wall
                                       Title: Executive Vice President, Chief
                                              Financial Officer and Secretary

Date: March 28, 2003